EXHIBIT 10.1

CONFIDENTIAL TREATMENT REQUESTED -- CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

LONG-TERM SUPPLY AGREEMENT

HEMLOCK SEMICONDUCTOR, LLC, a Delaware limited liability company with its principal place of business at 12334 Geddes Road, Hemlock, Michigan 48626, and SUNPOWER CORPORATION, a United States corporation with its principal place of business at 3939 North First Street, San Jose, California 95134 hereby enter into this Long-Term Supply Agreement.

WHEREAS, Buyer desires to purchase and Seller desires to sell Products pursuant to the terms and conditions of this Agreement for use by Buyer in the solar industry; and

WHEREAS, subject to the terms and conditions herein, Buyer will purchase from Seller specified amounts of Products at specific prices per kilogram over the Term of this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions.  The terms defined in this Section shall have the meanings specified in this Section.  Other terms in this Agreement that are not defined in this Section 1 shall have the meanings ascribed to them elsewhere in this Agreement.

(a)
“Affiliate” of either party means an entity that controls said party, is controlled by said party, or is under common control or common ownership with said party.  For purposes of this definition, “control” and “controlled” mean the possession of the power to direct or cause the direction of the management and policies of such an entity, whether through the ownership of voting securities, by contract, by management agreement or otherwise.

(b)	“Agreement” means this Long-Term Supply Agreement.

(c)	“Buyer” means SunPower Corporation.

(d)	“Effective Date” means the date on which execution of this Agreement has been completed by both parties.

(e)
“Gross Price” for each Product means the Gross Price per kilogram for each year of this Agreement as set forth in Section 4 hereof and Tables II A and B, and Tables III A - I, of Exhibit B, subject to the adjustments set forth in this Agreement.

(f)
“Net Price” for each Product means the Gross Price per kilogram minus the Advance Payment per kilogram for each year of this Agreement set forth in Table I of Exhibit B, subject to the adjustments set forth in this Agreement.

(g)	“Net Remaining Advance Payment Balance” for each calendar year is set forth in Table 1 of Exhibit B.

(h)	“Seller” means Hemlock Semiconductor, LLC.

2. Product.  As used in this Agreement, “Product” or “Products” means solar grade polycrystalline silicon as described in the specifications for the respective Products, as set forth in Exhibit A (the “Product Specifications”).  Buyer shall utilize the Products for its manufacturing purposes in solar applications only and shall not, without the prior written consent of Seller, resell or transfer the Products to anyone or use the Products other than in Buyer’s solar manufacturing applications, subject to the following exceptions:

(a)
Buyer may transfer the Products without prior written consent of Seller to wholly-owned or majority-owned subsidiaries of the Buyer (hereinafter together with Buyer referred to as the “Buyer Group”) for Buyer’s manufacturing purposes in solar applications only, and for no other purpose; and

(b)
Buyer may transfer the Products without prior written consent of the Seller to persons who have entered into supply agreements with a Buyer Group member to produce ingots and/or wafers from such transferred Products for such Buyer Group member, for Buyer’s manufacturing purposes in solar applications.  Buyer shall notify Seller of each such transfer, provide copies of the Buyer Group transfer agreements upon entering into such agreements and notify Seller upon termination of such agreements.

If so requested by Buyer, Seller may, in its sole discretion, agree to deliver Products to carriers that are shipping to Buyer Group members or persons who have entered into supply agreements with a Buyer Group member (as described in Sections 2(a) and 2(b) hereof) for the limited purposes cited above, and any such deliveries will constitute delivery to Buyer under this Agreement.

Buyer acknowledges that the Products bearing Product Codes HSC DMS-L, HS DMS-L, HSC 900, HS 900, HSC 840, HS 840, HSC 850, HS 850, HSC SCE, HS SCE, HSC PTBS, HS PTBS, HSC PCE, HS PCE, HSC P75, HS P75, HSC P80, HS P80 (for which prices are set forth in Tables III A – I, in Exhibit B) may not be available to Buyer for purchase under this Agreement unless and until Seller, in its sole discretion, elects to offer one or more of such Products for sale to Buyer; and, if Seller so elects, any such sales shall occur upon agreement of Buyer and Seller.  Notwithstanding the preceding sentence, Buyer further acknowledges and agrees that Seller, upon agreement with Buyer, may fill Buyer orders for Products bearing Codes HSC DMS, HS DMS, HSC SGB and HS SGB (for which prices are set forth in Tables II A – B) with any combination of Products, including any of the products listed in the first sentence of this paragraph (and priced in Tables III A – I).

3. Term.  The term of this Agreement shall commence on the Effective Date and (subject to Section 19 hereof) shall continue through December 31, 2020 (the “Term”).  Subject to Section 19, the Term may be extended, at Seller’s sole discretion, for a period not to exceed 180 days (i.e., not beyond June 29, 2021) so as to enable Seller to cure any default of its obligation under this Agreement.

4. Price.  The Gross Price per kilogram for each Product for each calendar year shall be fixed at the respective prices set forth in Tables II A and B, and Tables III A – I, of Exhibit B, and is subject only to adjustments for Cost Structure Adjustments (as provided in Section 8 hereof and Exhibit C) and Taxes or other charges (as provided in Section 18 hereof).  The Gross Price per kilogram does not include the cost of shipping.  All costs of shipping shall be borne by the Buyer.

5. Contract Quantity.  “Contract Quantity” means the quantities of Products that Buyer is obligated to purchase from Seller in each calendar year and in the aggregate during the Term of this Agreement.  The Contract Quantity is set forth in the aggregate and allocated by calendar year of purchase in Table I of Exhibit B.  The Contract Quantity for each calendar year shall be fulfilled based upon Buyer’s purchases among any of the respective Products in that year.

Buyer and Seller acknowledge that in connection with their course of dealings in respect of other purchase and sale agreements that are separate from and unaffected by this Agreement, Buyer periodically issues purchase orders to Seller for product(s) in which Buyer requests specified quantities, delivery dates and delivery locations; and from time to time Buyer issues change orders to such purchase orders.  Buyer and Seller hereby agree that (i) notwithstanding such purchase order practices, nothing in this Section 5 shall create any obligation under this Agreement to deliver purchase orders in accordance with their prior purchase order practices, and (ii) in order to constitute a purchase of Product toward fulfillment of Buyer's take or pay purchase obligations under this Agreement, any purchase orders delivered by Buyer to Seller shall expressly reference this Agreement and identify specifically the portions of Product ordered in such purchase order as being purchased under this Agreement, and absent such express reference and identification, such purchases shall not count toward Buyer purchase obligations under this Agreement.

6. Non-Refundable Advance Payment.  Buyer shall make a non-refundable, unconditional, irrevocable advance payment to Seller in the amount of $290,777,760 (the “Advance Payment”), payable as follows:

(a)	5% ($14,538,888.00) shall be due on or before October 9, 2009;

(b)	35% ($101,772,216.00) shall be due on or before October 11, 2010;

(c)	35% ($101,772,216.00) shall be due on or before October 10, 2011; and

(d)	25% ($72,694,440.00) shall be due on or before August 10, 2012.

Seller understands and acknowledges that Buyer is making the Advance Payment to secure the availability of the Contract Quantity of Products.  Buyer acknowledges and agrees that, except as provided in Section 11 and Section 14, there are no circumstances or occurrences that will require Seller to refund to Buyer all or any portion of the Advance Payment.  The Advance Payment shall be applied as a credit against the Gross Price of the Products that Buyer is required to purchase during the Term of this Agreement, at the times and in the amounts per kilogram shown on Table I of Exhibit B.

7. Take or Pay Agreement.  This Agreement is a take or pay agreement such that, in addition to making the Advance Payment required under Section 6 hereof, Buyer is absolutely and irrevocably required to pay the Net Price per kilogram for the Contract Quantity per calendar year over the Term of this Agreement.  In the event that Buyer fails to order or take delivery of the Contract Quantity for a calendar year then Seller shall invoice Buyer for the difference between the quantity of Products ordered in that calendar year and the Contract Quantity of Product for that calendar year at the Net Price in effect for HSC DMS and/or HS DMS for that calendar year (subject to any price adjustment provided for in this Agreement, including without limitation, under Section 8 or Section 18), and Buyer shall pay the same in accordance with Section 9 hereof.

8. Cost Structure Adjustments.  The prices described in Section 4 and set forth in Tables II A and B, and Tables III A – I, of Exhibit B are subject to upward price adjustments based upon the prior years’ cumulative cost increases in accordance with the formulae set forth in Exhibit C (“Cost Structure Adjustments”).  The parties acknowledge and understand that the indices used in calculating the Cost Structure Adjustments for electricity, labor and silicon metal (as referenced in Exhibit C) for each of the respective calendar years during the Term of this Agreement, beginning with 2009, will not be available until the following year.  Based on past experience, the parties anticipate that the indices for labor and silicon metal will be published in the first quarter of the following year, and for electricity not until the fourth quarter of the following year.  Irrespective of the dates that any of the indices are published, commencing in 2009, as soon as is reasonably practicable after Seller learns of the first index to be published, Seller shall determine the Cost Structure Adjustment, if any, attributable to that particular index, and shall notify Buyer of any such adjustment to the Gross Price of the Products, and such adjustment shall be effective retroactively to January 1 of that year.  Additional adjustments may be made during that year as the remaining indices are published and the data applied to the formulae in Exhibit C.  All price adjustments made in a given year shall be cumulative, and all upward price adjustments shall remain in effect until the respective Cost Structure Adjustment calculations are performed in the following year.  In the event that in the following year the calculation of a particular Cost Structure Adjustment determines that no upward price adjustment is triggered for that cost index, or a price adjustment of a different amount is triggered, then Seller shall, within 30 days of performing such Cost Structure Adjustment, so notify Buyer and issue a credit to Buyer, which shall be applied against future purchases required under this Agreement, in the amount that Buyer paid an upward Cost Structure Adjustment for that particular cost index, during a period in which no adjustment or a lower adjustment applied.

For example, if cost increases for labor and silicon metal give rise to upward price adjustments for calendar year 2015 and Seller learns of and so notifies Buyer of those in April 2015, then Seller shall be entitled, in April 2015, to payment for the full price increases for labor and silicon metal retroactive to January 1, 2015.  If, thereafter in October 2015, the cost of electricity gives rise to an upward price adjustment and Seller learns of and so notifies Buyer of that in October 2015, then Seller shall be entitled, in October 2015, to payment for the full price of the electricity increase, retroactive to January 1, 2015.  The upward price adjustments for each of these three cost components will remain in effect until Seller performs the next annual Cost Structure Adjustment calculations respectively, in 2016.  If, upon performing the calculation for labor and silicon metal in, for example, April 2016, no upward price adjustment is triggered (which would have been effective retroactive to January 1, 2016), then, within 30 days, Seller shall issue a credit to Buyer to be applied against future purchases, in the amount of the applicable 2015 upward adjustment (e.g. for labor, silicon or electricity) per kilogram that Buyer paid from January 1, 2016 until Seller gives notice.  If, instead, upon performing the respective Cost Structure Adjustment calculations in 2016, one or more upward price adjustments are triggered, they will be effective retroactive to January 1, 2016.

Under no circumstances will there be any downward Cost Structure Adjustments to the Gross Prices set forth in Tables II A and B, and Tables III A – I, of Exhibit B.  Any Cost Structure Adjustment applicable under this Section 8 shall be in addition to and cumulative with any price adjustments for any other price adjustments under this Agreement, including without limitation taxes or other charges provided for in Section 18 hereof.

Buyer acknowledges that, should any of the cost indices referenced in Exhibit C that are components of the Cost Structure Adjustment formulae no longer be published as anticipated, or the data presentation, data provided, or data preparation be changed such that Seller, in its sole and reasonable discretion, determines that the purpose of this Cost Structure Adjustment provision has or will fail to achieve its purpose, then Seller shall select a replacement index or benchmark, which shall be binding upon Buyer’s written agreement, which consent shall not be unreasonably withheld.

9. Payment.  Payment terms are net 30 days from the date of the invoice.  Finance charges of ***% per month (***% per annum) shall be assessed on payments past due from the payment due date to the date payment is received.  Failure to pay invoices when due or finance charges when assessed may result in delayed or cancelled shipments.  No deductions, setoffs, defenses or counterclaims from invoices are permitted.  Delay or cancellation by Seller of shipments resulting from Buyer’s non-payment will not relieve Buyer from any obligation set forth in this Agreement.

10. Freight Terms, Title and Risk of Loss.  Freight terms for the shipment of Products hereunder are FCA (Incoterms 2000) from any of Seller’s designated shipping points.  Buyer shall bear all expenses of shipment, and Buyer shall be solely responsible for the selection and engagement of carriers.  Title and risk of loss for all Products shall pass to Buyer upon delivery to carrier.

11. Termination and Damages.  The parties acknowledge that it is their express intent that Buyer is obligated to purchase and Seller is obligated to deliver the Contract Quantity over the Term of this Agreement, and that the basis and circumstances under which the parties may terminate this Agreement prior to the expiration of the Term of this Agreement are expressly limited to the terms of this Section 11.

(a)
Default by Seller-Failure to Supply Product.  Upon default by Seller of its obligation to deliver a material amount of the Contract Quantity of Product listed on Table I of Exhibit B, and such failure is not the result of a Force Majeure Event as defined in Section 19 or any default by Buyer, Buyer may serve a written notice of default upon Seller.  Seller shall have 180 days (commencing on the date written notice is received by Seller) to cure such default.  If such default is not cured within 180 days, and provided there is no uncured Buyer default, Buyer at its option may elect to terminate this Agreement by a second written notice to

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Seller.  If Buyer elects to terminate, Buyer shall be entitled to receive from Seller, within thirty (30) days of Seller’s receipt of Buyer’s written election to terminate this Agreement, an amount equal to the amount of the Advance Payment that has not yet been applied to the price of Products purchased by Buyer, without interest.

If Buyer, in its sole discretion, elects not to terminate this Agreement under the default circumstances set forth above, then Buyer and Seller shall negotiate in good faith toward modifying the terms of this Agreement, including, among other terms, a new delivery schedule, the quantities to be supplied pursuant to that schedule, and the applicable purchase price.

Delay or cancellation by Seller of shipments resulting from Buyer’s non-payment shall not provide Buyer any termination rights or rights to damages set forth in this Section 11.

(b)
Limitation of Buyer’s Remedies.  EXCEPT AS PROVIDED IN SECTION 11(a), SECTION 14, SECTION 15 AND SECTION 17 HEREOF, NO OTHER REMEDY (INCLUDING, BUT NOT LIMITED TO, INCIDENTAL OR CONSEQUENTIAL DAMAGES FOR LOST PROFITS, LOST SALES, INJURY TO PERSON OR PROPERTY, OR ANY OTHER INCIDENTAL OR CONSEQUENTIAL LOSS) SHALL BE AVAILABLE TO BUYER.

(c)	Default by Buyer. Upon receipt of written notice from Seller of default by Buyer of its obligation to:

(i)	make any installment of the Advance Payment; or

(ii)	comply with its purchase or take-or-pay obligations; or

(iii)	make payment for the Products;

Buyer shall have 180 days to cure such default.  If such default continues for more than 180 days after Buyer received notice thereof, or if any of Buyer’s representations and warranties in this Agreement (including without limitation in Section 21) were not true and accurate as of the Effective Date or become untrue or inaccurate during the Term of this Agreement, Seller may, at its option, terminate this Agreement by written notice to Buyer, and Seller will have no further obligation to supply Product to Buyer, and Seller will thereupon be entitled to the following damages:

A.	payment by Buyer to Seller of all Advance Payment amounts due under Section 6 and not yet paid by Buyer to Seller; and

B.	retention of any Net Remaining Advance Payment Balance; and

C.	payment by Buyer to Seller for all Product delivered; and

D.
acceleration of payment by Buyer to Seller for all remaining Contract Quantity of Product at the Net Price in effect for HSC DMS and/or HS DMS at the time of Buyer’s default, subject to any price adjustment provided for in this Agreement, including without limitation, under Section 8 or Section 18.

Buyer acknowledges and agrees that payments made by Buyer under this Section 11(c) do not constitute a penalty.

Buyer acknowledges and agrees that the 90-day cure period provided in this Section 11(c) is not intended to and shall not extend the payment terms beyond those set forth in Section 9 hereof.

12. Confidentiality and Trade Secrets.

(a)
Seller and Buyer acknowledge and agree that certain information each party has received or may receive from the other party or from a Seller or Buyer Affiliate in connection with this Agreement, including information regarding research, technology, technical specifications, product developments, marketing plans or conditions, products, business strategies, and the like, constitutes “Confidential Information” of the other party and shall be deemed disclosed by the other party to the receiving party.  The purpose for exchanging Confidential Information is to allow the parties to use Confidential Information solely for the purpose of meeting their obligations and responsibilities under this Agreement.  The party receiving any Confidential Information, and its employees, attorneys, financial advisors, officers, directors, shareholders and members who receive Confidential Information, shall not, except with the prior written consent of the disclosing party, (i) use Confidential Information for any purpose other than those purposes permitted under this Agreement, whether for itself or for the benefit of another, or (ii) divulge, disclose, publish or communicate, to any person, firm, corporation or entity, in any manner whatsoever, the terms of this Agreement or any Confidential Information of the disclosing party; provided, however, that (i) each party hereto may use, divulge, disclose or communicate the terms of this Agreement or Confidential Information of the disclosing party to its Affiliates, members, and/or shareholders, and Affiliates of those entities, on a “need-to-know” basis, subject to the provisions of this Section 12, without first obtaining the other party’s written consent, and (ii) Buyer may use, divulge, disclose or communicate the terms of this Agreement or Confidential Information of the disclosing party to persons who have entered into a supply agreement with a Buyer Group member (as provided in Section 2(b) hereof) on a “need to know” basis, subject to the provisions of this Section 12, provided that Seller has consented in writing in advance to such disclosure, which consent shall not be unreasonably withheld.  Each party further agrees, for itself and for any person to whom a disclosure is permitted and made, to use the same degree of care to maintain as confidential and to avoid non-permitted use or disclosure of the Confidential Information disclosed to it under this Agreement as it employs with respect to its own confidential information, but at all times shall use at least reasonable care to protect against a non-permitted use or disclosure. Confidential Information does not and shall not include information that:

(i)	was already known to the receiving party at the time such Confidential Information is disclosed by the other party;

(ii)	was or became publicly known through no wrongful act of the receiving party;

(iii)	was rightfully received from a third party without restriction;

(iv)	was independently developed by the receiving party; or

(v)
was required for legal or financial reporting purposes to be disclosed; provided, however, that the party being required to disclose shall, if circumstances permit, provide advance notice to the other party and shall allow the other party a reasonable opportunity to oppose such disclosure, if appropriate, and assist the other party, at such party’s sole expense, in obtaining a protective order or other method of maintaining confidentiality of such Confidential Information.

The obligations not to use and not to disclose Confidential Information received by a party under this Agreement shall continue during the Term of this Agreement and for a period of three (3) years thereafter, and thus survive the termination or expiration of this Agreement.

(b)
The parties further acknowledge and agree that certain of the Confidential Information that has been or will be provided to Buyer in connection with this Agreement concerns technical information related to the Products, the design, composition, performance, characteristics, manufacture, and use of the Products, and applications for the Products, including research, test results, and test methodologies, and also constitutes or reflects trade secrets of Seller or an Affiliate of Seller (herein collectively “Seller’s Trade Secrets”).  Buyer acknowledges and agrees that Seller’s Trade Secrets are owned by Seller or an Affiliate of Seller, are secret, are being provided to Buyer in confidence, are the subject of reasonable efforts by Seller to keep them secret, and that Seller has derived value because of their secrecy, as evidenced in part by the parties entering into this Agreement.  Buyer agrees for itself and any person to whom a disclosure is permitted and made, to use the same degree of care to maintain as confidential and to avoid any non-permitted use or disclosure of Seller’s Trade Secrets as it employs with respect to its own trade secret information, but at all times shall use at least reasonable care to protect Seller’s Trade Secrets against non-permitted use or disclosure.  The obligations not to use and not to disclose Seller’s Trade Secrets shall continue during the Term of this Agreement and, with respect to each Seller Trade Secret, for so long thereafter as Seller and/or Seller’s Affiliate maintains such Trade Secret as a trade secret, and thus survive the termination or expiration of this Agreement.

(c)
Buyer will be liable for any breach of this Section 12 by any Buyer Group members or any person to whom Buyer is permitted to disclose Seller’s Confidential Information and/or Seller’s Trade Secrets.  In the event of a breach or a threatened breach of this Section 12, Buyer acknowledges and agrees that Seller will face irreparable injury which cannot be completely or adequately remedied by monetary damages and that Seller shall be entitled, in addition to remedies otherwise available at law or in equity, to a temporary restraining order, a preliminary injunction, and a final injunction enjoining such breach or threatened breach.

(d)
Seller will be liable for any breach of this Section 12 by any person to whom Seller is permitted to disclose Buyer’s Confidential Information.  In the event of a breach or a threatened breach of this Section 12, Seller acknowledges and agrees that Buyer will face irreparable injury which cannot be completely or adequately remedied by monetary damages and that Buyer shall be entitled, in addition to remedies otherwise available at law or in equity, to a temporary restraining order, a preliminary injunction, and a final injunction enjoining such breach or threatened breach.

13. Limited Warranty.  Buyer acknowledges and agrees that Seller warrants only that: (i) upon delivery to the carrier, the Products will meet the applicable Product Specifications, as set forth in Exhibit A and (ii) the Products will be delivered free from any security interest, lien or encumbrance.  THIS LIMITED WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, SUCH WARRANTIES BEING EXPRESSLY DISCLAIMED.

14. Limited Remedy for Non-Conforming Products.  Seller shall be given reasonable and prompt written notice and opportunity to examine any claim by Buyer that the Products are not compliant with the Limited Warranty set forth in Section 13.  Buyer agrees that its sole and exclusive remedy against Seller, in the event of a breach of the Limited Warranty set forth in Section 13, shall be limited, at Seller’s sole discretion, to either: (i) the revision, repair or replacement of Products that are not compliant with Section 13 or (ii) refund payment not to exceed the purchase price (including any Advance Payment applied to such purchases) of the specific non-compliant Products.  In the event that Seller elects to remedy any breach of the Limited Warranty under section (ii) of the preceding sentence, any quantity of Product for which the purchase price has been refunded will reduce Seller’s obligation to supply Product and Buyer’s obligation to purchase Product hereunder by an equivalent amount.  Buyer further acknowledges and agrees that in the event that Seller elects to make refund payments as provided in the alternate remedy (ii) above, this exclusive remedy provision shall not have failed of its essential purpose.  Any replacement or refund is conditional on Buyer giving Seller written notice within 90 days from the date of shipment by Seller that the Products are other than as warranted.  Failure by Buyer to give this written notice within the 90-day period shall constitute a waiver by Buyer of all claims under this Agreement with respect to any claim of defect of the Products.  If requested by Seller, all unconsumed Products alleged by Buyer to be other than as warranted in Section 13 shall be returned to Seller freight collect.

15. Limitation on Damages.  THE DAMAGE LIMITATION FOR BREACH OF THE LIMITED WARRANTY OF SECTION 13 IS AS SET FORTH IN SECTION 14 ABOVE.  NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, SELLER’S MAXIMUM AGGREGATE LIABILITY FOR ANY OTHER CLAIMS ARISING OVER THE TERM OF THIS AGREEMENT, IF ANY, FOR ALL DAMAGES, INCLUDING WITHOUT LIMITATION CONTRACT DAMAGES AND DAMAGES FOR INJURIES TO PERSONS OR PROPERTY, WHETHER ARISING FROM SELLER’S BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, PRODUCT LIABILITY, STRICT LIABILITY, OR OTHER TORT, IS LIMITED TO BUYER’S NET REMAINING ADVANCE PAYMENT BALANCE, WITHOUT INTEREST, (AS SET FORTH IN TABLE I OF EXHIBIT B) AT THE TIME SUCH LIABILITY IS DETERMINED.  IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION LOST REVENUES AND PROFITS.  THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF THE LIMITED REMEDY OR ANY OTHER REMEDY SET FORTH IN THIS AGREEMENT.

16. Exclusion and Waiver of Remedies, Liability and Damages As Against Seller’s Affiliates.  Buyer acknowledges and agrees that any and all potential claims, remedies, liabilities or damages sought by Buyer against Seller arising directly or indirectly from Seller’s performance under this Agreement may be asserted by Buyer against Hemlock Semiconductor, LLC only, and not against any Affiliates of Hemlock Semiconductor, LLC.  Buyer further acknowledges and agrees that only Hemlock Semiconductor, LLC will be answerable at law or in equity for the obligations of Seller to perform under this Agreement, and Buyer hereby forever waives any and all claims that it might seek to assert against any Affiliate of Hemlock Semiconductor, LLC relating directly or indirectly to this Agreement.

17. Patents.  If any suit is brought against Buyer for infringement of any United States Letters Patent, alleging that the Products manufactured by Seller, or an Affiliate of Seller, infringe any United States Letters Patent, Seller shall, at its own expense, defend and control the suit against these allegations only, and shall pay any award of damages assessed against Buyer in the suit only to the extent that the damages are awarded in connection specifically with a final adjudication, with all appeals as of right exhausted or waived, that the Product infringes a not invalid patent claim that is not unenforceable, provided that Buyer has not materially changed the Product by subsequent processes and gives Seller prompt notice in writing of the institution of the suit and, to the full extent of Buyer’s power to do so, Buyer permits Seller to defend and control the suit against these allegations.  The above fully expresses Buyer’s exclusive remedy and Seller’s sole responsibility with respect to infringement of any patent by the Products, and Seller EXPRESSLY DISCLAIMS ANY OTHER WRITTEN OR UNWRITTEN, EXPRESS OR IMPLIED, WARRANTY AGAINST INFRINGEMENT with respect to the Products.  In no circumstance shall Seller be liable to defend or pay any award of damages assessed against Buyer in any suit or cause of action alleging that the use of the Products infringes any patent.

18. Taxes and Other Charges.  In the event that any governmental authority (federal, state, local or otherwise) imposes, levies or assesses a tax, surcharge, assessment or any other additional charge on the production, sale, use, transportation, shipment, conveyance or delivery of the Products, Seller may (at its sole option), in accordance with applicable law, add all or any portion of such tax, surcharge, etc., to the Gross Price of the Products.  This tax, surcharge, etc., shall include (but not be limited to):  charges associated with environmental factors (e.g., carbon charges, charges associated with green-house gases), emission fees, and charges required for the purchase of carbon or emission off-sets and credits.  The price may be adjusted upward regardless of whether such charges are incurred directly by Seller or imposed indirectly upon it (e.g., charges imposed on an energy provider and billed indirectly to Seller).

19. Force Majeure.  Neither Buyer nor Seller shall be liable for delays or failures in performance of its obligations under this Agreement that arise out of or result from causes beyond such party's control, including without limitation: acts of God; acts of the Government or the public enemy; natural disasters; fire; flood; epidemics; quarantine restrictions; strikes; freight embargoes; war; acts of terrorism; and, in the case of Seller only, a default of a Seller supplier (in each case, a “Force Majeure Event”).  In the event of any such delay or failure of performance by Buyer or Seller, the other party shall remain responsible for any obligations that have accrued to it but have not been performed by it as of the date of the Force Majeure Event.  When the party suffering from the Force Majeure Event is able to resume performance, the other party shall resume its obligations hereunder.  The Term of this Agreement may be extended for a period not to exceed two (2) years, so as to complete the purchase and delivery of Product affected by a Force Majeure Event.  The party suffering a Force Majeure Event shall provide the other party with prompt written notice of (i) the occurrence of the Force Majeure Event, (ii) the date such party reasonably anticipates resuming performance under this Agreement and, if applicable, (iii) such party's request to extend the Term of this Agreement.

In addition, if due to a Force Majeure Event, Seller is unable to supply sufficient goods to meet all demands from customers and internal uses, Seller shall have the right to allocate supply among its customers in any manner in which Seller, in its sole discretion, may determine.

Notwithstanding anything in this Agreement to the contrary, in the event that due to a Force Majeure Event the party suffering such event is unable to perform its obligations under this Agreement for longer than two (2) years after the event occurs, the other party shall have the right to terminate this Agreement.

20. No Third Party Beneficiary Rights; No Rights or Remedies To Buyer Group.

This Agreement establishes no third party beneficiary rights in any persons or entities not parties hereto, including without limitation any Buyer Group members or persons who have entered into supply agreements with a Buyer Group member (as described in Sections 2(a) and 2(b) hereof); and, no provision in this Agreement shall be construed or deemed in any way to inure to the benefit of any persons or entities not parties hereto, including, but not limited to, any person or entity described in Sections 2(a) and 2(b), so as to constitute any such person or entity as a third party beneficiary of any or all of this Agreement or otherwise give rise to any cause of action to such third party.

No Buyer Group members or other persons who have entered into supply agreements with a Buyer Group member (as described in Sections 2(a) and 2(b) hereof) shall have any rights or remedies against Seller under any provision of this Agreement, including without limitation

Section 11, Section 12, Section 14, Section 15 and Section 17, and Buyer shall indemnify Seller pursuant to Section 22 hereof for any claim asserted against Seller by any such person or entity.

21. Representations and Warranties.  Each of Buyer and Seller hereby represents and warrants to the other as follows:

(a)
Organization and Good Standing.  Such party is a corporation or limited liability company, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has the requisite corporate or limited liability company, as applicable, power authority to own, lease and operate its properties and to carry on its business as now conducted.  Such party is not in default under or in violation of any provisions of its organizational documents.

(b)
Authority and Enforceability.  Such party has all corporate or limited liability company, as applicable, power and authority to execute and deliver this Agreement and perform its obligations hereunder.  The execution and delivery by such party of this Agreement and the performance by such party of the transactions contemplated hereby have each been duly and validly authorized by all necessary corporate or limited liability company, as applicable, action.  This Agreement has been duly executed and delivered by such party and, assuming due execution and delivery by the other party, constitutes a valid and binding obligation of such party, enforceable against it in accordance with its terms.

(c)
No Conflicts; Consents.  The execution and delivery of this Agreement by such party, the performance by it of its obligations hereunder, and the compliance by it with the terms and conditions hereof, will not: (i) violate any provision of its organizational documents, or (ii) violate any law, rule, regulation, accounting principle, financial disclosure obligation, or order of any court or governmental authority or agency that is applicable to or binding on such party.  The execution and delivery by such party of this Agreement and the performance by such party of its obligations hereunder do not require: (a) any authorization, consent or approval of, or notice to, any person or entity under any contract or agreement to which such party is party; or (b) any authorization, consent, approval, certification, license or order of, or any filing with or notice to, any governmental entity.

(d)
Legal Proceedings.  There are no legal proceedings pending or, to the knowledge of such party, threatened before any governmental department, commission, board, agency, or instrumentality that would prevent the execution and delivery by such party of this Agreement, the consummation of the transactions contemplated hereby or the performance by such party of its obligations hereunder, or that would otherwise adversely affect the validity or enforceability of this Agreement, nor, to the knowledge of such party, is there any reasonable basis for any such proceeding.

22. Indemnification.  Except as provided in Section 17 hereof, Buyer shall defend, indemnify and hold harmless Seller, its owners, members, Affiliates, officers, directors, employees and agents (collectively the “Seller Indemnitees”) from and against any and all liability, loss, and expense (including reasonable attorneys’ fees) as a result of third party claims or actions arising out of Seller’s performance under this Agreement, the sale or use of the Products or the handling or further processing thereof following delivery by Seller to Buyer hereunder; provided, however, that Buyer shall have no obligation to indemnify the Seller Indemnitees for any liability, loss, claims, or expense (including attorneys’ fees) to the extent established in a final judgment by a court of competent jurisdiction to have resulted from a Seller Indemnitee’s gross negligence or willful misconduct.

23. Notice.  Any notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be deemed delivered to a party (i) when actually received by the representatives designated below to receive notices, or (ii) (a) when delivered to the designated recipients’ addresses listed below (addressed to the designated recipients) by certified or registered mail (return receipt requested) and (b) when delivered by confirmed facsimile to the recipients’ numbers designated below.  Either party may change its addresses or representatives for receiving notices upon notice to the other.

If to Seller to:	Hemlock Semiconductor, LLC

12334 Geddes Road

Hemlock, Michigan 48626

Attn.: Vice President of Marketing

Fax No.: (989) 642-7400

With a copy to:	Hemlock Semiconductor, LLC

12334 Geddes Road

Hemlock, Michigan 48626

Attn.: General Counsel/Legal Department

Fax No.: (989) 642-7400

If to Buyer to:	SunPower Corporation

Attn: Jon Whiteman

3939 North First Street

San Jose, California 95134

Fax No.: (408) 240-5402

With a copy to:	SunPower Corporation

Attn: General Counsel

3939 North First Street

San Jose, California 95134

Fax No.: (408) 240-5402

24. Choice of Law.  This Agreement is made in, and shall be governed and controlled in all respects by the laws of the State of Michigan, U.S.A. (specifically disclaiming the United Nations Convention on Contracts for the International Sale of Goods), without giving any effect to any choice or conflict of law provision or rule that would cause application of the laws of any jurisdiction other than that set forth in this Section.  All disputes, including those related to interpretation, enforceability, validity, and construction, shall be determined under the laws of the State of Michigan, without regard to any conflict of law provisions.

25. Choice of Forum; Time Period.  The parties submit to the exclusive jurisdiction of the Circuit Court for the County of Saginaw, State of Michigan, U.S.A. for all disputes and actions arising, directly or indirectly, out of this Agreement, the performance of this Agreement, or the breach of this Agreement.  Any action arising, directly or indirectly, out of this Agreement must be commenced within two (2) years after the cause of action has accrued.

26. Waiver.  A party’s failure to exercise a right or remedy, or a party’s acceptance of a partial or delinquent payment, shall not operate as a waiver of any of such party’s rights or the other party’s obligations under the Agreement and shall not constitute a waiver of such party’s right to declare an immediate or a subsequent default.

27. Severability.  If one or more of the provisions of this Agreement shall be found by the court with jurisdiction to be illegal, invalid or unenforceable, it shall not affect the legality, validity or enforceability of any of the remaining provisions of this Agreement.  The parties agree to attempt to substitute for any illegal, invalid or unenforceable provision a legal, valid or enforceable provision that achieves to the greatest extent possible the economic objectives, allocation of responsibility, or limitation of warranties and damages of the illegal, invalid or unenforceable provision.

28. Merchants/Sophisticated Parties.  Seller and Buyer acknowledge and agree that: (i) both are sophisticated business entities with expertise and experience in all matters relating to this Agreement; (ii) Buyer and Seller are both “merchants,” and this Agreement is “between merchants,” as those terms are defined and used in the Michigan law; (iii) there was equal bargaining power between the parties in their negotiation and execution of this Agreement; (iv) neither party acted under any duress, economic or otherwise, when considering and entering into this Agreement; and (v) both parties had a full opportunity, and did, consult with their respective counsel before entering into this Agreement.

29. Integration.  This Agreement and the Exhibits attached hereto, constitute the entire understanding between the parties with respect to the subject matter of the Agreement and supersede any prior discussions, representations, negotiations, agreements, memoranda of understanding and the like.  Additional or different terms contained in any Buyer document (including, without limitation, any purchase order, estimate, order acknowledgement, or payment remittance) shall not be binding, and shall not create, nor be construed to create any modification of Buyer’s or Seller’s rights or obligations under this Agreement.  Modifications to the Agreement may be made only in a writing signed by each party.

30. Assignments.  No assignment of the Agreement or of any right or obligation under the Agreement shall be made by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld.  In the event of a proper assignment, the Agreement shall be binding upon and inure to the benefit of the assigning party’s successors and assigns; and, in the event of a default by the assignee, the assignor will remain liable.

31. Dollars.  All references to monetary amounts shall be in U.S. Dollars.

32. Captions.  Captions and section headings in this Agreement are for reference purposes only and are not intended to be substantive portions of this Agreement between the parties.

33. Agreement Preparation.  This Agreement shall be considered for all purposes as prepared through the joint efforts of the parties and shall not be construed against one party or the other as a result of the manner in which this Agreement was negotiated, prepared, drafted or executed.

34. Execution Deadline.  This Agreement must be executed by Buyer and returned to Seller before December 31, 2008.  If the Agreement is not executed and returned to Seller by that date, Seller’s offer to enter into this Agreement shall be revoked and shall be considered never to have been made.

ACCEPTED AND AGREED:

SUNPOWER CORPORATION	HEMLOCK SEMICONDUCTOR, LLC
By: /s/ Marty T. Neese	By: /s/ Gary R. Homan
Printed Name: Marty T. Neese	Printed Name: Gary R. Homan
Title: Chief Operating Officer	Title: Vice President
Date: January 9, 2009	Date: January 6, 2009

EXHIBIT A

PRODUCT SPECIFICATION

POLYCRYSTALLINE SILICON SPECIFICATION & DESCRIPTION

***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

A-1

EXHIBIT B

TABLE I

	Total Contract Quantity (in Kilograms) ***		Total Advance Payment $290,777,760.00
Calendar Year	Contract Quantity Per Year (in Kilograms)	Advance Payment Per Kilogram	Net Remaining Advance Payment at Year-End (to be Prorated for Buyer Payments for Contract Quantity)
2011	***	$***	$*** **
2012	***	$***	$***
2013	***	$***	$***
2014	***	$***	$***
2015	***	$***	$***
2016	***	$***	$***
2017	***	$***	$***
2018	***	$***	$***
2019	***	$***	$***
2020	***	$***	$***

**Does not include $*** of Advance Payment to be paid to Seller in ***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

A-2

EXHIBIT B (continued)

Table II A

Calendar Year	Product	Type	Package	Gross Price Per kg	Net Price Per kg
2011	HS DMS or HSC DMS	Chunk	Bulk	$***	$***
2012	HS DMS or HSC DMS	Chunk	Bulk	$***	$***
2013	HS DMS or HSC DMS	Chunk	Bulk	$***	$***
2014	HS DMS or HSC DMS	Chunk	Bulk	$***	$***
2015	HS DMS or HSC DMS	Chunk	Bulk	$***	$***
2016	HS DMS or HSC DMS	Chunk	Bulk	$***	$***
2017	HS DMS or HSC DMS	Chunk	Bulk	$***	$***
2018	HS DMS or HSC DMS	Chunk	Bulk	$***	$***
2019	HS DMS or HSC DMS	Chunk	Bulk	$***	$***
2020	HS DMS or HSC DMS	Chunk	Bulk	$***	$***

Table II B

Calendar Year	Product	Type	Package	Gross Price Per kg	Net Price Per kg
2011	HS SGB OR HSC SGB	Chunk	10 kg Bags	$***	$***
2012	HS SGB OR HSC SGB	Chunk	10 kg Bags	$***	$***
2013	HS SGB OR HSC SGB	Chunk	10 kg Bags	$***	$***
2014	HS SGB OR HSC SGB	Chunk	10 kg Bags	$***	$***
2015	HS SGB OR HSC SGB	Chunk	10 kg Bags	$***	$***
2016	HS SGB OR HSC SGB	Chunk	10 kg Bags	$***	$***
2017	HS SGB OR HSC SGB	Chunk	10 kg Bags	$***	$***
2018	HS SGB OR HSC SGB	Chunk	10 kg Bags	$***	$***
2019	HS SGB OR HSC SGB	Chunk	10 kg Bags	$***	$***
2020	HS SGB OR HSC SGB	Chunk	10 kg Bags	$***	$***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B (continued)

Table III A*

Calendar Year	Product	Type	Package	Gross Price Per kg	Net Price Per kg
2011	HS DMSL or HSC DMSL	Big Piece	10 kg Bags	$***	$***
2012	HS DMSL or HSC DMSL	Big Piece	10 kg Bags	$***	$***
2013	HS DMSL or HSC DMSL	Big Piece	10 kg Bags	$***	$***
2014	HS DMSL or HSC DMSL	Big Piece	10 kg Bags	$***	$***
2015	HS DMSL or HSC DMSL	Big Piece	10 kg Bags	$***	$***
2016	HS DMSL or HSC DMSL	Big Piece	10 kg Bags	$***	$***
2017	HS DMSL or HSC DMSL	Big Piece	10 kg Bags	$***	$***
2018	HS DMSL or HSC DMSL	Big Piece	10 kg Bags	$***	$***
2019	HS DMSL or HSC DMSL	Big Piece	10 kg Bags	$***	$***
2020	HS DMSL or HSC DMSL	Big Piece	10 kg Bags	$***	$***

Table III B*

Calendar Year	Product	Type	Package	Gross Price Per kg	Net Price Per kg
2011	HS 900 or HSC 900	Chunk	Bulk	$***	$***
2012	HS 900 or HSC 900	Chunk	Bulk	$***	$***
2013	HS 900 or HSC 900	Chunk	Bulk	$***	$***
2014	HS 900 or HSC 900	Chunk	Bulk	$***	$***
2015	HS 900 or HSC 900	Chunk	Bulk	$***	$***
2016	HS 900 or HSC 900	Chunk	Bulk	$***	$***
2017	HS 900 or HSC 900	Chunk	Bulk	$***	$***
2018	HS 900 or HSC 900	Chunk	Bulk	$***	$***
2019	HS 900 or HSC 900	Chunk	Bulk	$***	$***
2020	HS 900 or HSC 900	Chunk	Bulk	$***	$***

Table III C*

Calendar Year	Product	Type	Package	Gross Price Per kg	Net Price Per kg
2011	HS 840 or HSC 840	Chips	10 kg Bags	$***	$***
2012	HS 840 or HSC 840	Chips	10 kg Bags	$***	$***
2013	HS 840 or HSC 840	Chips	10 kg Bags	$***	$***
2014	HS 840 or HSC 840	Chips	10 kg Bags	$***	$***
2015	HS 840 or HSC 840	Chips	10 kg Bags	$***	$***
2016	HS 840 or HSC 840	Chips	10 kg Bags	$***	$***
2017	HS 840 or HSC 840	Chips	10 kg Bags	$***	$***
2018	HS 840 or HSC 840	Chips	10 kg Bags	$***	$***
2019	HS 840 or HSC 840	Chips	10 kg Bags	$***	$***
2020	HS 840 or HSC 840	Chips	10 kg Bags	$***	$***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B (continued)

Table III D*

Calendar Year	Product	Type	Package	Gross Price Per kg	Net Price Per kg
2011	HS 850 or HSC 850	Chips	10 kg Bags	$***	$***
2012	HS 850 or HSC 850	Chips	10 kg Bags	$***	$***
2013	HS 850 or HSC 850	Chips	10 kg Bags	$***	$***
2014	HS 850 or HSC 850	Chips	10 kg Bags	$***	$***
2015	HS 850 or HSC 850	Chips	10 kg Bags	$***	$***
2016	HS 850 or HSC 850	Chips	10 kg Bags	$***	$***
2017	HS 850 or HSC 850	Chips	10 kg Bags	$***	$***
2018	HS 850 or HSC 850	Chips	10 kg Bags	$***	$***
2019	HS 850 or HSC 850	Chips	10 kg Bags	$***	$***
2020	HS 850 or HSC 850	Chips	10 kg Bags	$***	$***

Table III E*

Calendar Year	Product	Type	Package	Gross Price Per kg	Net Price Per kg
2011	HS SCE or HSC SCE	Carbon Ends	Bulk	$***	$***
2012	HS SCE or HSC SCE	Carbon Ends	Bulk	$***	$***
2013	HS SCE or HSC SCE	Carbon Ends	Bulk	$***	$***
2014	HS SCE or HSC SCE	Carbon Ends	Bulk	$***	$***
2015	HS SCE or HSC SCE	Carbon Ends	Bulk	$***	$***
2016	HS SCE or HSC SCE	Carbon Ends	Bulk	$***	$***
2017	HS SCE or HSC SCE	Carbon Ends	Bulk	$***	$***
2018	HS SCE or HSC SCE	Carbon Ends	Bulk	$***	$***
2019	HS SCE or HSC SCE	Carbon Ends	Bulk	$***	$***
2020	HS SCE or HSC SCE	Carbon Ends	Bulk	$***	$***

Table III F*

Calendar Year	Product	Type	Package	Gross Price Per kg	Net Price Per kg
2011	HS PTBS or HSC PTBS	Fall-Out	Bulk	$***	$***
2012	HC PTBS or HSC PTBS	Fall-Out	Bulk	$***	$***
2013	HS PTBS or HSC PTBS	Fall-Out	Bulk	$***	$***
2014	HS PTBS or HSC PTBS	Fall-Out	Bulk	$***	$***
2015	HS PTBS or HSC PTBS	Fall-Out	Bulk	$***	$***
2016	HS PTBS or HSC PTBS	Fall-Out	Bulk	$***	$***
2017	HS PTBS or HSC PTBS	Fall-Out	Bulk	$***	$***
2018	HS PTBS or HSC PTBS	Fall-Out	Bulk	$***	$***
2019	HS PTBS or HSC PTBS	Fall-Out	Bulk	$***	$***
2020	HS PTBS or HSC PTBS	Fall-Out	Bulk	$***	$***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B (continued)

Table III G*

Calendar Year	Product	Type	Package	Gross Price Per kg	Net Price Per kg
2011	HS PCE or HSC PCE	Etched CE	10 kg Bags	$***	$***
2012	HS PCE or HSC PCE	Etched CE	10 kg Bags	$***	$***
2013	HS PCE or HSC PCE	Etched CE	10 kg Bags	$***	$***
2014	HS PCE or HSC PCE	Etched CE	10 kg Bags	$***	$***
2015	HS PCE or HSC PCE	Etched CE	10 kg Bags	$***	$***
2016	HS PCE or HSC PCE	Etched CE	10 kg Bags	$***	$***
2017	HS PCE or HSC PCE	Etched CE	10 kg Bags	$***	$***
2018	HS PCE or HSC PCE	Etched CE	10 kg Bags	$***	$***
2019	HS PCE or HSC PCE	Etched CE	10 kg Bags	$***	$***
2020	HS PCE or HSC PCE	Etched CE	10 kg Bags	$***	$***

Table III H*

Calendar Year	Product	Type	Package	Gross Price Per kg	Net Price Per kg
2011	HS P75 or HSC P75	Processed Fines	Drum	$***	$***
2012	HS P75 or HSC P75	Processed Fines	Drum	$***	$***
2013	HS P75 or HSC P75	Processed Fines	Drum	$***	$***
2014	HS P75 or HSC P75	Processed Fines	Drum	$***	$***
2015	HS P75 or HSC P75	Processed Fines	Drum	$***	$***
2016	HS P75 or HSC P75	Processed Fines	Drum	$***	$***
2017	HS P75 or HSC P75	Processed Fines	Drum	$***	$***
2018	HS P75 or HSC P75	Processed Fines	Drum	$***	$***
2019	HS P75 or HSC P75	Processed Fines	Drum	$***	$***
2020	HS P75 or HSC P75	Processed Fines	Drum	$***	$***

Table III I*

Calendar Year	Product	Type	Package	Gross Price Per kg	Net Price Per kg
2011	HS P80 or HSC P80	Processed Fines	Drum	$***	$***
2012	HS P80 or HSC P80	Processed Fines	Drum	$***	$***
2013	HS P80 or HSC P80	Processed Fines	Drum	$***	$***
2014	HS P80 or HSC P80	Processed Fines	Drum	$***	$***
2015	HS P80 or HSC P80	Processed Fines	Drum	$***	$***
2016	HS P80 or HSC P80	Processed Fines	Drum	$***	$***
2017	HS P80 or HSC P80	Processed Fines	Drum	$***	$***
2018	HS P80 or HSC P80	Processed Fines	Drum	$***	$***
2019	HS P80 or HSC P80	Processed Fines	Drum	$***	$***
2020	HS P80 or HSC P80	Processed Fines	Drum	$***	$***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

*  This Product may not be available to Buyer for purchase under this Agreement unless and until Seller, in its sole discretion, elects to offer it for sale to Buyer; and, if Seller so elects, it shall be in Seller’s sole discretion to determine the timing and quantity of any such sales.  Seller however, upon agreement with Buyer, may fill Buyer orders for Products bearing Codes HSC DMS, HS DMS, HSC SGB and HS SGB (for which prices are set forth in Table II A – B) with this product and/or with any combination of Products.

EXHIBIT C

           Electricity Cost Increases:  The parties agree that, pursuant to the formula set forth herein, increases in the cost of electricity that exceed the Cumulative Electricity Base Percentage may increase the Gross Price of the Products.  Specifically, Seller shall increase the Gross Price of each Product by $*** per kilogram for each whole percentage point that the Cumulative Average Actual Electricity Percentage exceeds the Cumulative Electricity Base Percentage for a calendar year.

“Cumulative Electricity Base Percentage” means a constant rate of increase of ***% for each calendar year (“Electricity Base Percentage”) commencing with calendar year 2009, compounded annually through the end of the Term of this Agreement.

“Actual Electricity Percentage” means the percentage change from one year to the next in the rate known as the Average Price by State By Type of Provider (industrial price, full service providers) published by the Energy Information Administration (“EIA”).  The applicable rate used in calculating the percentage change from year to year shall be an average of the EIA rates for Michigan and Tennessee.  The Actual Electricity Percentages will begin with the rate change from calendar year 2007 to calendar year 2008, as reflected in the EIA data that is expected to be published in the fourth quarter of 2009.  Such change from 2007 to 2008 will be the Actual Electricity Percentage applicable in 2009.  Seller shall make the same calculation annually through the end of the Term of this Agreement, each time comparing the rates for the immediately preceding two years.  The parties anticipate that 2019 will be the last year before the end of the Term of this Agreement for which EIA data will be used for purposes of making a price adjustment, if any, effective January 1, 2020.

“Cumulative Average Actual Electricity Percentage” means the percentage change of the Actual Electricity Percentage for each year, beginning in calendar year 2009, compounded annually through the end of the Term of this Agreement.

Example of Electricity Cost Increases
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Electricity Base Percentage:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Cumulative Electricity Base Percentage:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Actual Electricity Percentage:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Cumulative Average Actual Electricity Percentage:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Percentage Difference:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Price Change / KG:	$***	$***	$***	$***	$***	$***	$***	$***	$***	$***	$***	$***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C (continued)

In the above example, the Annual Electricity Percentage for 2009 is ***%, reflecting the rate change from 2007 to 2008.  The Annual Electricity Percentage for 2010 is ***%, reflecting the rate change from 2008 to 2009.  The Cumulative Electricity Base Percentage in 2010 is ***%, reflecting the annual compounding of the Electricity Base Percentage beginning in 2009.  There is no upward price adjustment for 2009 or 2010 because the Cumulative Average Actual Electricity Percentage does not exceed the Cumulative Electricity Base Percentage by at least one whole percentage point in either year; rather, it is ***% lower in 2009 and ***% lower in 2010.  Notwithstanding that the Cumulative Average Actual Electricity Percentage is lower than the Cumulative Average Electricity Base Percentage, there are no downward price adjustments, and the same is true for 2011.  The Gross Price increase of $*** per kilogram effective January 1, 2012, reflects that the Cumulative Average Actual Electricity Percentage of ***% exceeds the Cumulative Electricity Base Percentage of ***% by ***%, or, by at least more than one whole percentage point, thereby triggering an upward price adjustment for electricity.

The upward price adjustment of $*** per kilogram effective January 1, 2012 is in addition to any price adjustment for labor or silicon metal, and remains in effect until Seller performs the Cost Structure Adjustment calculation for electricity in 2013.  In this example, there is no upward price adjustment imposed retroactive to January 1, 2013 because the Cumulative Actual Electricity Percentage of ***% exceeds the Cumulative Electricity Base Percentage of ***% by only ***%, or, by less than one whole percentage point.  Buyer, however, will have continued to pay the $*** per kilogram that was imposed for 2012 until Seller performed the Cost Structure Adjustment calculation in 2013, and therefore Seller, within 30 days of determining that no upward adjustment applies for 2013, owes Buyer a credit in the amount of $*** per kilogram purchased between January 1, 2013 and the date Seller gives notice of no upward adjustment.  In 2016, the upward price adjustment of $*** per kilogram reflects that the Cumulative Average Actual Electricity Percentage of ***% exceeds the Cumulative Electricity Base Percentage of ***% by two whole percentage points, thereby resulting in an upward price adjustment of $*** per kilogram x 2, for a total upward price adjustment of $*** per kilogram.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C (continued)

Labor Cost Increases:  The parties agree that, pursuant to the formula set forth herein, increases in the cost of labor that exceed the Cumulative Labor Base Percentage may increase the Gross Price of the Products.  Specifically, Seller shall increase the Gross Price of each Product by $*** per kilogram for each whole percentage point that the Cumulative Actual Labor Percentage exceeds the Cumulative Labor Base Percentage for a calendar year.

“Cumulative Labor Base Percentage” means a constant rate of increase of ***% for each calendar year (the “Labor Base Percentage”) commencing with calendar year 2009, compounded annually through the end of the Term of this Agreement.

“Actual Labor Percentage” means the compensation cost change, expressed as a twelve-month percentage change in the Employment Cost Index published by the United States Department of Labor for compensation costs for civilian workers not seasonally adjusted (“ECI”).  The Actual Labor Percentages will begin with the compensation cost change for calendar year 2008, as reflected in ECI data that is expected to be published in the first quarter of 2009, measuring the change from December 2007 to December 2008.  Seller shall, annually through the end of the Term of this Agreement ascertain the ECI data for the immediately preceding December to December period.  The parties anticipate that 2019 will be the last year before the end of the Term of this Agreement for which ECI data will be used for purposes of making a price adjustment, if any, effective January 1, 2020.

“Cumulative Actual Labor Percentage” means the percentage change of the Actual Labor Percentage for each calendar year, beginning in calendar year 2009, compounded annually through the end of the Term of this Agreement.

Example of Labor Cost Increases

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Labor Base Percentage:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Cumulative Labor Base Percentage:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Actual Labor Percentage:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Cumulative Actual Labor Percentage:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Percentage Difference:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Price Change / KG:	$***	$***	$***	$***	$***	$***	$***	$***	$***	$***	$***	$***

In the above example, the Actual Labor Percentage for 2009 is ***%, reflecting the compensation cost change from December 2007 to December 2008, expressed as a percentage.  The Actual Labor Percentage for 2010 is again ***%, reflecting the same rate change from December 2008 to December 2009.  The Cumulative Actual Labor Percentage for 2010 is ***%, reflecting the annual compounding of the Actual Labor Percentage beginning in 2009.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

There is no upward price adjustment for 2009 or 2010 because the Cumulative Actual Labor Percentage does not exceed the Cumulative Labor Base Percentage by at least one whole percentage point in either year; rather, it is ***% lower in 2009 and ***% lower in 2010.  Notwithstanding that the Cumulative Actual Labor Percentage is lower the Cumulative Labor Base Percentage in 2009 and 2010, there are no downward price adjustments, and the same is true for 2011 to 2017.  The Gross Price increase of $*** per kilogram effective January 1, 2018, reflects that the Cumulative Actual Labor Percentage of ***% exceeds the Cumulative Labor Base Percentage of ***% by ***%, or, by at least one whole percentage point, thereby triggering an upward price adjustment for labor.

The upward price adjustment of $*** per kilogram effective January 1, 2018 is in addition to any price adjustment for electricity or silicon metal, and in effect until Seller performs the Cost Structure Adjustment calculation for labor in 2019.  In this example, there is no upward price adjustment imposed retroactive to January 1, 2019 because the Cumulative Actual Labor Percentage of ***% exceeds the Cumulative Labor Base Percentage of ***% by only ***%, or, by less than one whole percentage point.  Buyer, however, will have continued to pay the $*** per kilogram that was imposed for 2018 until Seller performed the Cost Structure Adjustment calculation in 2019, and therefore Seller, within 30 days of determining that no upward adjustment applied for 2019, owes Buyer a credit in the amount of $*** per kilogram purchased between January 1, 2019 and the date Seller gives notice of no upward adjustment.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C (continued)

           Silicon Metal Cost Increases:  The parties agree that, pursuant to the formula set forth herein, increases in the cost of silicon metal that exceed the Cumulative Silicon Metal Base Percentage may increase the Gross Price of the Products.  Specifically, Seller shall increase the Gross Price of each Product by $*** per kilogram for each whole percentage point that the Cumulative Actual Silicon Metal Percentage exceeds the Cumulative Silicon Metal Base Percentage for a calendar year.

“Cumulative Silicon Metal Base Percentage” means a constant rate of increase of ***% (the “Silicon Metal Base Percentage”) for each calendar year commencing with calendar year 2009, compounded annually through the end of the Term of this Agreement.

“Actual Silicon Metal Percentage,” for 2009 only, is calculated as the percentage change between an assumed price of $*** per kilogram and the December 2008 USA CRU Spot – Import price, as published by CRU International LTD (by subscription only) (“CRU Spot”), which is expected to be published first quarter of 2009.  For 2010, the Actual Silicon Metal Percentage will be the percentage price change from December 2008 to December 2009, based on CRU Spot data expected to be published in the first quarter of 2010.  Seller shall make the same calculation annually through the end of the Term of this Agreement, each time comparing the CRU Spot price published for December of the immediately preceding two years.  The parties anticipate that 2019 will be the last year before the end of the Term of this Agreement for which CRU Spot data will be used for purposes of making a price adjustment, if any, effective January 1, 2020.

“Cumulative Actual Silicon Metal Base Percentage” means the percentage change of the Actual Silicon Metal Percentage for each year beginning in 2009, compounded annually through the end of the Term of this Agreement.

Example of Silicon Metal Cost Increases
	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Silicon Metal Base Percentage:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Cumulative Silicon Metal Base Percentage:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Actual Silicon Metal Percentage:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Cumulative Actual Silicon Metal Percentage:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Percentage Difference:	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%	***%
Price Change / KG:	$***	$***	$***	$***	$***	$***	$***	$***	$***	$***	$***	$***

           In the above example, the Actual Silicon Metal Percentage for 2009 of ***% reflects the percentage change between the price of $*** per kilogram and the CRU Spot price for

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

December 2008.  The Actual Silicon Metal Percentage for 2010 is ***%, reflecting the CRU Spot price change from December 2008 to December 2009.  The Cumulative Silicon Metal Base Percentage in 2010 is ***%, reflecting the annual compounding of the Silicon Metal Base Percentage beginning in 2009.  There is no upward price adjustment for 2009 or 2010 because the Cumulative Actual Silicon Metal Percentage does not exceed the Cumulative Silicon Metal Base Percentage by at least one whole percentage point in either year; rather, it is ***% lower in 2009 and ***% lower in 2010.  Notwithstanding that the Cumulative Actual Silicon Metal Percentage is lower than the Cumulative Silicon Metal Base Percentage, there are no downward price adjustments, and the same is true for 2011 - 2013.  The Gross Price increase of $*** per kilogram in 2014 reflects that the Cumulative Actual Silicon Metal Percentage of ***% exceeds the Cumulative Silicon Metal Base Percentage of ***% by ***%, or, by at least more than one whole percentage point, thereby triggering an upward price adjustment for silicon metal.  That upward price adjustment of $*** per kilogram is effective January 1, 2014, is in addition to any price adjustment for electricity or labor, and remains in effect until Seller performs the Cost Structure Adjustment calculation for silicon metal in 2015.  In 2015, the upward price adjustment of $*** per kilogram reflects that the Cumulative Actual Silicon Metal Percentage of ***% exceeds the Cumulative Silicon Metal Base Percentage of ***% by ***%, or, by more than two whole percentage points, thereby resulting in an upward price adjustment of $*** per kilogram x 2, for a total upward price adjustment of $***.  The upward price adjustment of $*** is effective January 1, 2015 and remains in effect until Seller performs the Cost Structure Adjustment calculation for silicon metal in 2016.

In this example, the Cost Structure Adjustment calculation in 2016 also results in an upward price adjustment of $*** per kilogram.  Buyer will have continued to pay the $*** per kilogram that was imposed for 2015 until Seller performed the Cost Structure Calculation for 2016; therefore no credit is due, and the $*** per kilogram upward price adjustment effective January 1, 2016 will remain in effect until Seller performs the Cost Structure Adjustment calculation for silicon metal in 2017.  Here, the calculation in 2017 results in an upward price adjustment of only $*** per kilogram.  Buyer, however, will have continued to pay the $*** per kilogram adjustment from 2016 until Seller performed the Cost Structure Adjustment calculation in 2017, and therefore Seller, within 30 days of determining that a $*** per kilogram upward adjustment applied for 2017, owes Buyer a credit in the amount of $*** per kilogram purchased between January 1, 2017 and the date Seller gives notice of the $*** per kilogram upward adjustment.

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.